#333E48 #3A7F96 #B4B5B5 #C00000 #BCDBE5 #FF4040 Investor Presentation Third Quarter 2022 NASDAQ: TCFC 1

#333E48 #3A7F96 #B4B5B5 #C00000 #BCDBE5 #FF4040 Forward-Looking Statements Certain statements contained in this investor presentation of The Community Financial Corporation (the "Company" or "TCFC") and its wholly-owned banking subsidiary, Community Bank of the Chesapeake (the "Bank") may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can generally be identified by the fact that they do not relate strictly to historical or current facts. They often include words or phrases such as "is optimistic, "project," "believe," "expect," "anticipate," "estimate," "assume" and "intend" or future or conditional verbs such as "will," "would," "should," "could," or "may." Statements in this investor presentation that are not strictly historical are forward-looking and are based upon current expectations that may differ materially from actual results. These forward-looking statements include without limitation: (i) those relating to the Company's and the Bank's future growth and management's outlook or expectations for revenue, assets, asset quality, profitability, business prospects, net interest margin, non-interest revenue, allowance for loan losses, the level of credit losses from lending, liquidity levels, capital levels, or future financial or business performance strategies or expectations; (ii) any statements of the plans and objectives of management for future operations, products or services, including the expected benefits from and/or the execution of integration plans relating to any acquisition we have undertaken or that we undertake in the future; (iii) plans and cost savings regarding branch closings or consolidation; (iv) projections related to certain financial metrics, including with respect to the quarterly expense run rate; (v) expected benefits of programs we introduce, including residential mortgage programs and retail and commercial credit card programs; and (vi) any statement of expectation or belief, and any assumptions underlying the foregoing. These forward-looking statements express management's current expectations or forecasts of future events, results and conditions, and by their nature are subject to and involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein. Factors that might cause actual results to differ materially from those made in such statements include, but are not limited to: (i) risks, uncertainties and other factors relating to the COVID-19 pandemic including the length of time that the pandemic continues, the ability of states and local governments to successfully implement the lifting of restrictions on movement and the potential imposition of further restrictions on movement and travel in the future, the effect of the pandemic on the general economy and on the businesses of our borrowers and their ability to make payments on their obligations; (ii) the remedial actions and stimulus measures adopted by federal, state and local governments, and the inability of employees to work due to illness, quarantine, or government mandates; (iii) the impacts related to or resulting from Russia's military action in Ukraine, including the broader impacts to financial markets and the global macroeconomic and geopolitical environments; (iv) assumptions that interest-earning assets will reprice faster than interest-bearing liabilities and the Bank's ability to maintain its current favorable funding mix; (v) the synergies and other expected financial benefits from any acquisition that we have undertaken or may undertake in the future may or may not be realized within the expected time frames; (vi) the impact of our adoption of the CECL standard; (vii) limitations on our ability to declare and pay dividends or engage in share repurchases; (viii) changes in the Company's or Bank's strategy, costs or difficulties related to integration matters might be greater than expected; (ix) availability of and costs associated with obtaining adequate and timely sources of liquidity; (x) the ability to maintain credit quality; (xi) general economic trends and conditions, including inflation and its impacts; (xii) changes in interest rates; (xiii) loss of deposits and loan demand to other financial institutions; (xiv) substantial changes in financial markets; (xv) changes in real estate value and the real estate market; (xvi) regulatory changes; (xvii) the impact of government shutdowns or sequestration; (xviii) the possibility of unforeseen events affecting the industry generally; (xix) the uncertainties associated with newly developed or acquired operations; (xx) the outcome of pending or threatened litigation, or of matters before regulatory agencies, whether currently existing or commencing in the future; (xxi) market disruptions and other effects of terrorist activities; and (xxii) the matters described in "Item 1A Risk Factors" in the Company's Annual Report on Form 10-K for the Year Ended December 31, 2021, and in its other Reports filed with the Securities and Exchange Commission (the “SEC”). The Company’s forward-looking statements may also be subject to other risks and uncertainties, including those that it may discuss elsewhere in this investor presentation or in its filings with the SEC, accessible on the SEC’s Web site at www.sec.gov. The Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unforeseen events, except as required under the rules and regulations of the SEC. This investor presentation has been prepared by the Company solely for informational purposes based on its own information, as well as information from public sources. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company has not independently verified such information and cannot guarantee the accuracy of such information. This investor presentation has been prepared to assist interested parties in making their own evaluation of the Company and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of the Company and the data set forth in the investor presentation and other information provided by or on behalf of the Company. This investor presentation is not an offer to sell securities and it is not soliciting an offer to buy securities in any state where the offer or sale is not permitted. Neither the SEC nor any other regulatory body has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. You are cautioned not to place undue reliance on the forward-looking statements contained in this document in that actual results could differ materially from those indicated in such forward-looking statements, due to a variety of factors. Any forward-looking statement speaks only as of the date of this investor presentation, and the Company undertakes no obligation to update these forward- looking statements to reflect events or circumstances that occur after the date of this investor presentation. Pro Forma and Projected Information This investor presentation contains certain pro forma and projected information, including projected pro forma information that reflects the Company’s current expectations and assumptions. This pro forma information does not purport to present the results that the Company will ultimately realize. Non-GAAP Financials This investor presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures and the Company’s reported results prepared in accordance with GAAP. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of the presentation. Numbers in this presentation may not sum due to rounding. 2

#333E48 #3A7F96 #B4B5B5 #C00000 #BCDBE5 #FF4040 2022 The Community Financial Corporation (NASDAQ: TCFC) 1 Tangible common equity (“TCE”), tangible assets, return on average TCE (“ROATCE”), efficiency ratio, and tangible book value (“TBV”) are non-GAAP measures - see Non-GAAP reconciliations in Appendix 2 Nonperforming loans (“NPLs”) are defined as nonaccrual loans and troubled debt restructures (“TDRs”) 3 Balance Sheet ($ Billions) Financial Performance Assets exceed $1 billion Originated $201 million SBA-PPP Loans Founded as Tri-County Building & Loan Bill Pasenelli joined Bank as CFO Continued expansion into Virginia – Fredericksburg, VA Acquired County First Bank Expanded into Virginia 202120202018201420132011200520001990 Jimmy Burke joined Bank as CRO Jimmy Burke appointed CEO upon Bill Pasenelli's retirement in 2022 Bill Pasenelli appointed CEO Assets exceed $2 billion Celebrated 50-years of serving Southern Maryland communities Branch locations (12 branches) Commercial Lending Center VA DC MD Branch/Commercial Lending Center 2018 2019 2020 2021 2021 Q3 2022 Q3 Assets $ 1.69 $ 1.80 $ 2.03 $ 2.33 $ 2.28 $ 2.36 Portfolio loans 1.3 1.5 1.5 1.6 1.5 1.7 Deposits 1.4 1.5 1.7 2.1 2.0 2.1 NPAs / Assets 2.02% 1.46% 1.08% 0.35% 0.31% 0.28 % ACL / NPLs2 42.30% 59.10% 103.40% 228.00% 259.81% 327.64 % TCE / Tangible Assets1 8.41% 9.44% 9.22% 8.48% 8.48% 7.14 % Risk-based Capital Ratio 13.68% 14.16% 14.69% 14.92% 14.99% 14.30% 2018 2019 2020 2021 2021 YTD Q3 2022 YTD Q3 ROAA 0.70% 0.88% 0.81% 1.19% 1.20% 1.19 % ROATCE1 10.70% 10.47% 9.32% 13.64% 13.53% 15.25 % Cost of deposits 0.80% 1.06% 0.47% 0.14% 0.12% 0.36 % NIM 3.43% 3.31% 3.36% 3.34% 3.28% 3.47 % Efficiency ratio1 61.53% 59.84% 51.30% 49.29% 49.41% 48.72 % Diluted earnings per share $ 2.02 $ 2.75 $ 2.74 $ 4.47 $ 3.29 $ 3.65 TBV per share1 $ 25.25 $ 28.57 $ 31.45 $ 34.32 $ 33.57 $ 29.69

#333E48 #3A7F96 #B4B5B5 #C00000 #BCDBE5 #FF4040 Investment Opportunity ▪ In Q3 2022 record EPS of $1.34 per diluted share and 1.31% ROAA ▪ ROAA and ROATCE of 1.19% and 15.25% YTD Q3 2022 and 1.19% and 13.64% in FY 2021 ▪ Efficiency Ratio and Net Operating Expense/ Average Assets ratios of 48.7% and 1.36% YTD Q3 2022 and 49.3% and 1.33% in FY 2021 Profitability and Operating Leverage Dominant Market Share in Southern Maryland Successful Expansion into Virginia New Product Offerings and Automation ▪ 28% deposit market share in Southern Maryland 1 ▪ Cost of Deposits of 0.21% YTD Q3 2022 and 0.36% in Q3 2022 compared to 0.14% in FY 2021 ▪ Non-interest deposits at 30.4% of total deposits at Q3 2022 ▪ Leveraging expertise operating in markets with significant government presence ▪ Market disruption has allowed hiring of local teams ▪ VA lending team manages greater than 40% of total loans. Deposits of $94 million with 0.03% COF ▪ Q2 2022 new branch in Fredericksburg (Harrison Crossing) and new LPO in Charlottesville expected to open in Q4 2022 ▪ New commercial and retail products, treasury management services, and fintech partnerships ▪ Back-office automation and implementation of new technologies to drive efficiencies 4 Profitable community bank leveraging dominant market share in Southern Maryland to expand into adjacent markets and add new product offerings 1 Per FDIC Annual Market Share Data published in July 2022 for the Southern Maryland counties of Calvert, Charles and St. Mary's.

#333E48 #3A7F96 #B4B5B5 #C00000 #BCDBE5 #FF4040 Federal Agency Presence Insulates Economy in Operating Markets 5 Naval Surface Warfare – Naval Support Facility at Dahlgren (King George County) Defense Intelligence Agency & Defense Intelligence Analysis Center – Joint Base Anacostia-Bolling (Prince Georges County) Naval Air Station Patuxent River (St. Mary’s County) Air Force One – Andrews AFB (Prince Georges County) US Marines – Quantico (Prince William County) Additional major Federal Agency presence: ▪ Federal Aviation Administration (FAA) Unmanned Aerial Vehicle (UAV) Drones Program ▪ Homeland Security ▪ FBI & DEA – Quantico (Prince William County)

#333E48 #3A7F96 #B4B5B5 #C00000 #BCDBE5 #FF4040 Owner- Occupied CRE 20% Non-Owner Occupied CRE 49% C & I 7% Residential Rentals 16% Residential & Consumer 7% Residential Construction 1% $918 $1,089 $1,150 $1,347 $1,454 $1,504 $1,579 $1,743 4.33% 4.55% 4.45% 4.66% 4.78% 4.33% 4.02% 4.15% Loans Outstanding Yield Percentage 2015 2016 2017 2018 2019 2020 2021 2022YTD Steady Loan Growth Supported by Expansion into New Markets Portfolio Loans Outstanding ($ Millions)1 Loan Composition (09/30/2022)1 1 Excluding U.S. SBA PPP Loan balances and interest Expansion into attractive Virginia markets has contributed to loan growth MRQ Yield:(1) 4.43% 6 $1.74 billion ▪ Non-Owner occupied real estate as a percentage of risk-based capital at September 30, 2022 was 374% or $978.2 million. CAGR: 10.0%

#333E48 #3A7F96 #B4B5B5 #C00000 #BCDBE5 #FF4040 Interest Bearing 55.8% Non-Interest Bearing 30.4% Time Deposits 13.7% High-quality Deposit Franchise Supports Additional Growth Deposit Franchise has Improved ($ Millions) Deposit Composition (09/30/2022) ▪ Multi-year effort to transform deposit franchise has positioned the Company for a rising rate environment ▪ Noninterest bearing deposits have increased to 30.4% of total deposits MRQ Cost: 0.36% 7 $907 $1,039 $1,106 $1,430 $1,512 $1,746 $2,056 $2,127 $143 $145 $160 $209 $241 $362 $446 $647 $389 $461 $495 $773 $876 $1,030 $1,283 $1,187 $376 $433 $452 $447 $394 $354 $327 $292 Non-Interest Bearing Interest Bearing Time Deposits 2015 2016 2017 2018 2019 2020 2021 2022YTD CAGR: 13.5% $2.13 billion

#333E48 #3A7F96 #B4B5B5 #C00000 #BCDBE5 #FF4040 Cost of Funding and Core Net Interest Margin1 8 1 Core NIM excludes accretion interest, US PPP loans and interest and FHLB prepayment penalties - see Non-GAAP reconciliations in Appendix. 3.60% 3.48% 3.37% 3.38% 3.26% 3.37% 3.19% 3.24% 0.75% 0.73% 0.81% 0.99% 1.22% 0.57% 0.21% 0.28% 0.48% 0.48% 0.56% 0.80% 1.06% 0.47% 0.14% 0.21% 3.60% 3.48% 3.37% 3.43% 3.31% 3.36% 3.34% 3.28% Core NIM Cost of Funds Cost of Deposits NIM 2015 2016 2017 2018 2019 2020 2021 2022YTD ▪ Net Interest margin increased from 3.25% in Q2 2022 to 3.47% in Q3 2022 ▪ Loan Yields increased from 4.13% in Q2 2022 to 4.46% in Q3 2022 ▪ Cost of Deposits increased from 0.16% in Q2 2022 to 0.36% in Q3 2022

#333E48 #3A7F96 #B4B5B5 #C00000 #BCDBE5 #FF4040 NIM and Core NIM1 - Nine Quarter Trend 9 1 Core NIM excludes accretion interest, US PPP loans and interest and FHLB prepayment penalties - see Non-GAAP reconciliations in Appendix. 3.27% 3.40% 3.50% 3.37% 3.28% 3.22% 3.12% 3.25% 3.47% 3.27% 3.31% 3.30% 3.26% 3.13% 3.11% 3.05% 3.21% 3.44% NIM Core NIM 2020Q3 2020Q4 2021Q1 2021Q2 2021Q3 2021Q4 2022Q1 2022Q2 2022Q3

#333E48 #3A7F96 #B4B5B5 #C00000 #BCDBE5 #FF4040 Interest Rate Risk 10 1Non-maturity transaction accounts include both non-interest bearing and interest bearing deposit accounts Overall NMD Transaction1 and Interest Bearing NMD BetasBalance Sheet Composition % of Assets 2021 2022 Q3 Cash 6% 2 % Investments 22% 20 % Loans, excluding PPP 67% 73 % Other Assets 5% 5 % NMD - Noninterest-bearing 19% 27 % NMD - Interest-bearing 55% 50 % CDs 14% 12 % Total Deposits 88% 90 % Advances 1% 0 % Other 2% 2 % Equity 9% 8% 1.06% 1.33% 1.91% 2.40% 2.40% 1.55% 0.08% 0.33% 1.58% 3.08% 0.08% 0.09% 0.13% 0.22% 0.22% 0.21% 0.04% 0.02% 0.02% 0.05%0.14% 0.09% Fed Funds Effective NMD Interest-bearing NMD Transaction Q 2- 17 Q 3- 17 Q 4- 17 Q 1- 18 Q 2- 18 Q 3- 18 Q 4- 18 Q 1- 19 Q 2- 19 Q 3- 19 Q 4- 19 Q 1- 20 Q 2- 20 Q 3- 20 Q 4- 20 Q 1- 21 Q 2- 21 Q 3- 21 Q 4- 21 Q 1- 22 Q 2- 22 Q 3- 22 0.00% 1.00% 2.00% 3.00% 4.00% ▪ Investment Portfolio effective duration = 4.1 years ▪ 27% of of loan portfolio reprices monthly or in next three months with additional 4% scheduled to reprice in following 9 months ▪ Loan portfolio effective duration - 2.1 years (based on management estimates) ▪ Strong growth in noninterest-bearing deposits to 30.4% of total deposits at September 30, 2022. ▪ Loan betas have significantly outpaced deposit betas in first nine months of 2022 ▪ The Company's ALCO model assumes a deposit beta of 40%, which is much higher than actual experience for the first nine months of 2022 ▪ The Company expects NIM to increase during the fourth quarter of 2022 above the 3.47% in the third quarter of 2022, but at a slower pace as deposit costs begin to reprice faster

#333E48 #3A7F96 #B4B5B5 #C00000 #BCDBE5 #FF4040 Credit Quality – Non-Performing Assets (“NPAs”)Legacy NPAs Resolved with Mini al Charge-Offs NPA1 / Assets Net Charge-offs / Average Portfolio Loans2 ($ Millions) 1 NPAs include nonaccrual loans, TDRs and OREO 2 Portfolio loans exclude U.S. SBA PPP loans ▪ The Company’s conservative credit underwriting has resulted in lower charge-offs ▪ The Company’s overall average charge-off rate for the last 14 years (2008-2021) was 0.17% 11 2.98% 1.99% 1.71% 2.02% 1.46% 1.08% 0.35% 0.28% Total Non-Accrual Loans Other Real Estate Owned Accruing TDRs 2015 2016 2017 2018 2019 2020 2021 2022YTD $1.37 $1.04 $0.36 $0.94 $2.16 $2.22 $1.59 $0.46 0.16% 0.11% 0.03% 0.07% 0.16% 0.15% 0.11% 0.04% Net Charge-Offs Net Charge-off Rate 2015 2016 2017 2018 2019 2020 2021 2022YTD

#333E48 #3A7F96 #B4B5B5 #C00000 #BCDBE5 #FF4040 Increasing Profitability 1 Operating ROAA, Pre-tax Pre-Provision ROAA, ROATCE and Pre-tax Pre-Provision ROATCE are non-GAAP financial measures - see Non-GAAP reconciliations in Appendix 2 TCE decreased $28.7 million from $196.3 million at Q4 2021 to $167.6 million at Q3 2022, primarily due to record earnings of $20.7 million offset by increased AOCL of $42.0 million related to the AFS Securities portfolio from changes in market interest rates. 12 Expense discipline and organic growth have produced steady improvements in performance Return on Average Tangible Common Equity1, 2Return on Average Assets1 0.87% 0.88% 0.81% 1.19% 1.19% 1.05% 1.32% 1.58% 1.62% 1.68% Operating ROAA PTPP ROAA 2018 2019 2020 2021 2022YTD 9.33% 9.32% 8.46% 12.65% 14.17% 12.40% 15.31% 17.60% 18.28% 21.24% Operating ROACE PTPP ROATCE 2018 2019 2020 2021 2022YTD ▪ ROAA and PTPP ROAA were 1.31% and 1.84% in Q3 2022 compared to 1.17% and 1.57% in Q3 2021 ▪ ROACE and PTPP ROATCE were 15.97% and 23.93% in Q3 2022 compared to 12.45% and 17.68% in Q3 2021

#333E48 #3A7F96 #B4B5B5 #C00000 #BCDBE5 #FF4040 Efficiency & Net Operating Expenses ▪ Expense control remains a top priority ▪ Ongoing review of operating expense base for specific savings initiatives, including closure of branches and hours of operation ▪ Increased noninterest income and net interest income while maintaining expenses has increased efficiency and PTPP ▪ Efficiency ratios for Q3 2022 and Q3 2021 were 47.0% and 52.2% ▪ Net Operating Expense to Average Assets for Q3 2022 and Q3 2021 were 1.41% and 1.46% 1 Efficiency and Net Operating Expense ratios are non-GAAP financial measures - see Non-GAAP reconciliations in Appendix 13 Efficiency Ratio(1) Net Operating Expense / Avg. Assets(1) 61.5% 59.8% 51.3% 49.3% 48.7% 2018 2019 2020 2021 2022YTD 1.85% 1.71% 1.40% 1.33% 1.36% 2018 2019 2020 2021 2022YTD

#333E48 #3A7F96 #B4B5B5 #C00000 #BCDBE5 #FF4040 Consistent Shareholder Value Creation 1 Tangible book value per share is a non-GAAP financial measure - see Non-GAAP reconciliations in Appendix 14 $10.02 $10.48 $10.98 $12.06 $13.09 $14.28 $16.79 $17.23 $17.43 $18.25 $18.32 $19.34 $19.52 $20.53 $21.48 $22.54 $23.65 $25.25 $28.57 $31.45 $34.32 $29.69 $0.12 $0.15 $0.16 $0.21 $0.35 $0.37 $0.40 $0.40 $0.40 $0.40 $0.40 $0.40 $0.40 $0.40 $0.40 $0.40 $0.40 $0.40 $0.50 $0.50 $0.58 $0.70 TBV Dividend 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022YTD Tangible Book Value1 Per Share Growth: 196.42%

Appendix

#333E48 #3A7F96 #B4B5B5 #C00000 #BCDBE5 #FF4040 Financial Highlights 16 1 Gross portfolio loans and US SBA loans are inclusive of net deferred costs and fees for 2022 and 2021 presentation. Prior to 2021, net deferred costs and fees were excluded. Asset quality ratios were not recalculated for 2021 due to immaterial differences. 2 Non-GAAP financial measures. Refer to Appendix to this presentation for a reconciliation. 3 NPLs include nonaccrual loans and TDRs. NPAs include NPLs and OREO. Balance Sheet (dollars in thousands, except share data) For the Years Ended Three Months Ended Nine Months Ended 2018 2019 2020 2021 9/30/2021 9/30/2022 9/30/2021 9/30/2022 Total Assets $ 1,689,227 $ 1,797,536 $ 2,026,439 $ 2,327,306 $ 2,278,692 $ 2,359,621 $ 2,278,692 $ 2,359,621 Gross Portfolio Loans (GPLs)1 1,346,922 1,454,172 1,504,275 1,578,810 1,533,416 1,743,277 1,533,416 1,743,277 U.S. SBA PPP Loans1 — — 110,320 26,398 54,807 1,211 54,807 1,211 Deposits 1,429,629 1,511,837 1,745,602 2,056,164 2,004,607 2,126,557 2,004,607 2,126,557 Tangible Common Equity2 140,841 168,541 185,651 196,266 192,146 167,594 192,146 167,594 Consolidated Capital (%) Tangible Common Equity / Tang. Assets2 8.41% 9.44% 9.22% 8.48% 8.48% 7.14% 8.48% 7.14 % Tier 1 Leverage Ratio 9.50% 10.08% 9.56% 9.23% 9.41% 9.56% 9.41% 9.56 % Tier 2 Risk-Based Ratio 13.68% 14.16% 14.69% 14.92% 14.99% 14.30% 14.99% 14.30 % TBV Per Share2 $ 25.25 $ 28.57 $ 31.45 $ 34.32 $ 33.57 $ 29.69 $ 33.57 $ 29.69 Asset Quality NPAs / Assets3 2.02% 1.46% 1.08% 0.35% 0.31% 0.28% 0.31% 0.28 % NCOs / Average Portfolio Loans 0.07% 0.16% 0.15% 0.11% (0.02) % 0.02% 0.13% 0.04 % NPLs3 + OREO / GPLs + OREO 2.51% 1.80% 1.45% 0.51% 0.44% 0.36% 0.44% 0.36 % ACL / NPLs3 42.3% 59.1% 103.4% 228.0% 259.8% 327.6% 259.8% 327.6 % Profitability Net Income $ 11,228 $ 15,272 $ 16,136 $ 25,886 $ 6,404 $ 7,580 $ 19,135 $ 20,702 ROAA 0.70% 0.88% 0.81% 1.19% 1.17% 1.31% 1.20% 1.19 % ROAA (Operating)2 0.87% 0.88% 0.81% 1.19% 1.17% 1.31% 1.20% 1.19 % Pre-tax Pre-provision (“PTPP”) ROAA2 1.05% 1.32% 1.58% 1.62% 1.57% 1.84% 1.64% 1.68 % ROACE 7.53% 9.32% 8.46% 12.65% 12.45% 15.97% 12.53% 14.17 % ROACE (Operating)2 9.33% 9.32% 8.46% 12.65% 12.45% 15.97% 12.53% 14.17 % ROATCE2 10.70% 10.47% 9.32% 13.64% 13.41% 17.18% 13.53% 15.25 % Net Interest Margin 3.43% 3.31% 3.36% 3.34% 3.28% 3.47% 3.38% 3.28 % Core Net Interest Margin2 3.38% 3.26% 3.37% 3.19% 3.13% 3.44% 3.23% 3.24 % Efficiency Ratio2 61.53% 59.84% 51.30% 49.29% 52.22% 47.02% 49.41% 48.72 % Net Operating Expenses / Average Assets2 1.85% 1.71% 1.40% 1.33% 1.46% 1.41% 1.37% 1.36 % Diluted EPS $ 2.02 $ 2.75 $ 2.74 $ 4.47 $ 1.12 $ 1.34 $ 3.29 $ 3.65 Diluted EPS (Operating)2 $ 2.51 $ 2.75 $ 2.74 $ 4.47 $ 1.12 $ 1.34 $ 3.29 $ 3.65

#333E48 #3A7F96 #B4B5B5 #C00000 #BCDBE5 #FF4040 Non-GAAP Reconciliation 1 Book value and tangible book value were the same until 2018 upon the acquisition of County First Bank. ‘‘Tangible book value1 per share’’ is defined as tangible stockholders’ equity less preferred equity and intangible assets divided by total common shares outstanding. We believe that this measure is important to many investors in the marketplace who are interested in changes from period to period in book value per common share exclusive of changes in intangible assets. 17 (dollars in thousands, except share data) For the Years Ended 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Stockholders' Equity $ 25,586 $ 26,873 $ 27,912 $ 31,124 $ 34,578 $ 37,729 $ 48,847 $ 67,114 $ 68,190 $ 71,105 $ 75,454 Intangible Assets — — — — — — — — — — — Preferred Equity — — — — — — — (16,317) (16,317) (16,317) (20,000) Tangible Common Equity $ 25,586 $ 26,873 $ 27,912 $ 31,124 $ 34,578 $ 37,729 $ 48,847 $ 50,797 $ 51,873 $ 54,788 $ 55,454 Shares Outstanding 2,554,218 2,564,252 2,542,314 2,580,444 2,641,487 2,642,288 2,909,974 2,947,759 2,976,041 3,002,616 3,026,557 Tangible Book Value per Share $ 10.02 $ 10.48 $ 10.98 $ 12.06 $ 13.09 $ 14.28 $ 16.79 $ 17.23 $ 17.43 $ 18.25 $ 18.32 (dollars in thousands, except share data) For the Years Ended YTD 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 9/30/2022 Stockholders' Equity $ 79,047 $ 110,730 $ 116,559 $ 99,783 $ 104,426 $ 109,957 $ 154,482 $ 181,494 $ 198,013 $ 208,133 $ 179,154 Intangible Assets — — — — — — (13,641) (12,953) (12,362) (11,867) (11,560) Preferred Equity (20,000) (20,000) (20,000) — — — — — — — — Tangible Common Equity $ 59,047 $ 90,730 $ 96,559 $ 99,783 $ 104,426 $ 109,957 $ 140,841 $ 168,541 $ 185,651 $ 196,266 $ 167,594 Total Assets $ 981,639 $ 1,023,824 $ 1,082,878 $ 1,143,332 $ 1,334,257 $ 1,405,961 $ 1,689,227 $ 1,797,536 $ 2,026,439 $ 2,327,306 $ 2,359,621 Intangible Assets — — — — — — (13,641) (12,953) (12,362) (11,867) (11,560) Tangible Assets $ 981,639 $ 1,023,824 $ 1,082,878 $ 1,143,332 $ 1,334,257 $ 1,405,961 $ 1,675,586 $ 1,784,583 $ 2,014,077 $ 2,315,439 $ 2,348,061 Shares Outstanding 3,052,416 4,647,407 4,702,715 4,645,429 4,633,868 4,649,658 5,577,559 5,900,249 5,903,613 5,718,528 5,644,186 Tangible Book Value per Share $ 19.34 $ 19.52 $ 20.53 $ 21.48 $ 22.54 $ 23.65 $ 25.25 $ 28.57 $ 31.45 $ 34.32 $ 29.69 GAAP Book Value $ 25.90 $ 23.83 $ 24.79 $ 21.48 $ 22.54 $ 23.65 $ 27.70 $ 30.76 $ 33.54 $ 36.40 $ 31.74

#333E48 #3A7F96 #B4B5B5 #C00000 #BCDBE5 #FF4040 Non-GAAP Reconciliation ‘‘Efficiency ratio” is defined as recurring non-interest expense less foreclosed real estate (OREO) expenses and valuation allowances, less merger and acquisition costs, less amortization of intangible assets divided by operating revenue. Operating revenue is equal to net interest income plus non-interest income excluding gains and losses on securities, foreclosed real estate and sales of impaired loans. In our judgment, the adjustments made to non- interest expense and operating revenue allow investors and analysts to better assess our operating expenses in relation to our core operating revenue by removing the volatility that is associated with certain one-time items and other discrete items that are unrelated to our core business. “Efficiency ratio as reported” is defined as non-interest expense divided by operating revenue. This is the ratio that appears in the Company’s SEC filings. 18 (dollars in thousands, except share data) For the Years Ended Three Months Ended Nine Months Ended 2018 2019 2020 2021 9/30/2021 9/30/2022 9/30/2021 9/30/2022 Non-Interest Expense $ 38,149 $ 36,233 $ 38,003 $ 39,152 $ 9,447 $ 9,626 $ 28,973 $ 28,044 OREO Valuation Allowance & Expenses (657) (963) (3,200) (1,456) (20) — (689) (6) Merger Costs (3,625) — — — — — — — Fraud Loss1 — — — (1,200) — — (1,200) — Adjusted Non-Interest Expense (Numerator) $ 33,867 $ 35,270 $ 34,803 $ 36,496 $ 9,427 $ 9,626 $ 27,084 $ 28,038 Net Interest Income $ 50,887 $ 53,534 $ 60,917 $ 66,434 $ 16,609 $ 19,057 $ 49,553 $ 53,094 Non-Interest Income 4,068 5,766 8,416 7,906 1,400 1,229 5,616 4,104 (Gains)/Losses on OREO Disposals 8 — — — — — — — Realized (Gains) Losses on Other Assets (1) 1 (6) (43) 20 — (48) — (Gains)/Losses on sale of impaired loans — — — 191 — — 191 (209) Unrealized (Gains) Losses on Equity Securities 81 (134) (101) 139 22 187 94 564 Realized (Gains) Losses on Securities — (226) (1,384) (586) — — (586) — Operating Revenue (Denominator) $ 55,043 $ 58,941 $ 67,842 $ 74,041 $ 18,051 $ 20,473 $ 54,820 $ 57,553 Average Assets $ 1,603,393 $ 1,743,448 $ 1,985,275 $ 2,167,859 $ 2,187,989 $ 2,322,315 $ 2,125,596 $ 2,313,887 Reported Efficiency Ratio 69.4% 61.1% 54.8% 52.7% 52.5% 47.5% 52.5% 49.0 % Efficiency Ratio 61.5% 59.8% 51.3% 49.3% 52.2% 47.0% 49.4% 48.7 % Reported Non-interest Expense/Average Assets 2.38% 2.08% 1.91% 1.81% 1.73% 1.66% 1.82% 1.62 % Operating Non-interest Expense/Average Assets 2.11% 2.02% 1.75% 1.68% 1.72% 1.66% 1.70% 1.62 % Reported Net Operating Expense/Average Assets2 2.13% 1.75% 1.49% 1.44% 1.47% 1.45% 1.47% 1.38 % Operating Net Operating Expense/Average Assets2 1.85% 1.71% 1.40% 1.33% 1.46% 1.41% 1.37% 1.36% 1Noninterest expense in the first nine months of 2021 included a $1.3 million initial expense and subsequent recovery of $0.2 million related to an isolated wire transfer fraud incident. Our investigation determined that no information systems of the Bank were compromised, and no employee fraud was involved. 2 Net operating expense is non-interest expense offset by non-interest income.

#333E48 #3A7F96 #B4B5B5 #C00000 #BCDBE5 #FF4040 Non-GAAP Reconciliation We believe core net interest margin, which reflects our net interest margin before the impact of U.S. SBA PPP loan interest and average balances, accretion interest on acquired loans and prepayment penalties of long-term debt, allows investors to better assess our net interest margin in relation to our core net interest margin by removing the volatility associated with volatility and temporary interest income and interest expense for comparable institutions. We also believe that during a crisis such as the COVID-19 pandemic, this information is useful as the impact of the pandemic on net interest income of various institutions will likely vary based on the geography of the communities served by a particular institution. 19 Net Interest Margin ("NIM") and Core NIM1 (dollars in thousands) For the Years Ended Three Months Ended Nine Months Ended 2015 2016 2017 2018 2019 2020 2021 9/30/2021 9/30/2022 9/30/2021 9/30/2022 Average Interest-Earning Assets ("IEAs") $ 1,013,442 $ 1,145,462 $ 1,288,849 $ 1,483,652 $ 1,615,626 $ 1,815,039 $ 1,990,306 $ 2,024,296 $ 2,195,485 $ 1,955,013 $ 2,155,647 Less: Average SBA PPP Loans — — — — — (90,345) (82,901) (71,751) (2,595) (97,231) (11,563) Adjusted Average IEAs $ 1,013,442 $ 1,145,462 $ 1,288,849 $ 1,483,652 $ 1,615,626 $ 1,724,694 $ 1,907,405 $ 1,952,545 $ 2,192,890 $ 1,857,782 $ 2,144,084 Net Interest Income $ 36,528 $ 39,905 $ 43,388 $ 50,887 $ 53,534 $ 60,911 $ 66,434 $ 16,609 $ 19,057 $ 49,553 $ 53,094 Less: Accretion Interest — — — (742) (864) (609) (417) (91) (62) (256) (168) Less: PPP Income — — — — — (2,704) (5,203) (1,236) (160) (4,356) (927) Add: FHLB Prepayment Penalty — — — — — 565 — — — — 105 Adjusted Net Interest Income $ 36,528 $ 39,905 $ 43,388 $ 50,145 $ 52,670 $ 58,163 $ 60,814 $ 15,282 $ 18,835 $ 44,941 $ 52,104 NIM 3.60% 3.48% 3.37% 3.43% 3.31% 3.36% 3.34% 3.28% 3.47% 3.38% 3.28 % Core NIM 3.60% 3.48% 3.37% 3.38% 3.26% 3.37% 3.19% 3.13% 3.44% 3.23% 3.24% 1 Core NIM excludes accretion interest, US PPP loans and interest and FHLB prepayment penalties.

#333E48 #3A7F96 #B4B5B5 #C00000 #BCDBE5 #FF4040 Non-GAAP Reconciliation We believe core net interest margin, which reflects our net interest margin before the impact of U.S. SBA PPP loan interest and average balances, accretion interest on acquired loans and prepayment penalties of long-term debt, allows investors to better assess our net interest margin in relation to our core net interest margin by removing the volatility associated with volatility and temporary interest income and interest expense for comparable institutions. We also believe that during a crisis such as the COVID-19 pandemic, this information is useful as the impact of the pandemic on net interest income of various institutions will likely vary based on the geography of the communities served by a particular institution. 20 Net Interest Margin ("NIM") and Core NIM1 (dollars in thousands) For the Quarters Ended 2020Q3 2020Q4 2021Q1 2021Q2 2021Q3 2021Q4 2022Q1 2022Q2 2022Q3 Average Interest-Earning Assets ("IEAs") $ 1,882,718 $ 1,881,581 $ 1,886,799 $ 1,952,436 $ 2,024,296 $ 2,095,031 $ 2,111,115 $ 2,159,414 $ 2,195,485 Less: Average SBA PPP Loans (127,092) (120,473) (116,003) (104,426) (71,751) (40,376) (20,444) (11,847) (2,595) Adjusted Average IEAs $ 1,755,626 $ 1,761,108 $ 1,770,796 $ 1,848,010 $ 1,952,545 $ 2,054,655 $ 2,090,671 $ 2,147,567 $ 2,192,890 Net Interest Income $ 15,368 $ 15,972 $ 16,509 $ 16,435 $ 16,609 $ 16,881 $ 16,469 $ 17,568 $ 19,057 Less: Accretion Interest (111) (96) (90) (75) (91) (161) (50) (55) (62) Less: PPP Income (902) (1,308) (1,802) (1,318) (1,236) (847) (452) (315) (160) Add: FHLB Prepayment Penalty — — — — — 90 — 15 — Adjusted Net Interest Income $ 14,355 $ 14,568 $ 14,617 $ 15,042 $ 15,282 $ 15,963 $ 15,967 $ 17,213 $ 18,835 NIM 3.27% 3.40% 3.50% 3.37% 3.28% 3.22% 3.12% 3.25% 3.47 % Core NIM 3.27% 3.31% 3.30% 3.26% 3.13% 3.11% 3.05% 3.21% 3.44% 1 Core NIM excludes accretion interest, US PPP loans and interest and FHLB prepayment penalties.

#333E48 #3A7F96 #B4B5B5 #C00000 #BCDBE5 #FF4040 Non-GAAP Reconciliation During 2018, our operating results were impacted by one-time expenses related to our acquisition of County First Bank. We believe that investors would benefit from analyzing our profitability and expense metrics excluding this one-time item. 21 (dollars in thousands, except share data) For the Years Ended Three Months Ended Nine Months Ended 2018 2019 2020 2021 9/30/2021 9/30/2022 9/30/2021 9/30/2022 Net Income (as reported) $ 11,228 $ 15,272 $ 16,136 $ 25,886 $ 6,404 $ 7,580 $ 19,135 $ 20,702 Merger Costs (net of tax) 2,693 — — — — — — — Non-GAAP Operating Net Income $ 13,921 $ 15,272 $ 16,136 $ 25,886 $ 6,404 $ 7,580 $ 19,135 $ 20,702 Reported Return on Average Assets 0.70% 0.88% 0.81% 1.19% 1.17% 1.31% 1.20% 1.19 % Operating Return on Average Assets 0.87% 0.88% 0.81% 1.19% 1.17% 1.31% 1.20% 1.19 % Reported Return on Average Common Equity 7.53% 9.32% 8.46% 12.65% 12.45% 15.97% 12.53% 14.17 % Operating Return on Average Common Equity 9.33% 9.32% 8.46% 12.65% 12.45% 15.97% 12.53% 14.17 % Reported Diluted Earnings Per Share $ 2.02 $ 2.75 $ 2.74 $ 4.47 $ 1.12 $ 1.34 $ 3.29 $ 3.65 Operating Diluted Earnings Per Share $ 2.51 $ 2.75 $ 2.74 $ 4.47 $ 1.12 $ 1.34 $ 3.29 $ 3.65 Average Assets $ 1,603,393 $ 1,743,448 $ 1,985,275 $ 2,167,859 $ 2,187,989 $ 2,322,315 $ 2,125,596 $ 2,313,887 Average Equity $ 149,128 $ 163,936 $ 190,720 $ 204,643 $ 205,723 $ 189,838 $ 203,597 $ 194,741 Weighted Average Common Shares Outstanding 5,550,510 5,560,588 5,893,559 5,797,525 5,720,001 5,644,822 5,823,218 5,665,950

#333E48 #3A7F96 #B4B5B5 #C00000 #BCDBE5 #FF4040 Non-GAAP Reconciliation ‘‘Tangible common equity (or “TCE”)” is defined as stockholders’ equity less preferred equity and intangible assets. “Tangible assets (or “TA”)” are defined as total assets less intangible assets. We believe that the TCE/TA and the Return on Average Tangible Equity (“ROATCE”) ratios are important to many investors in the marketplace who are interested in changes from period to period exclusive of changes in preferred equity and intangible assets. Our calculation of ROATCE excludes the amortization of core deposits and merger costs. 22 Common Equity to Assets and Tangible Common Equity ("TCE") to Tangible Assets Return on Average Common Equity ("ROACE") and Return on Average Tangible Common Equity ("ROATCE") (dollars in thousands, except share data) For the Years Ended Year to Date 2018 2019 2020 2021 2021 YTD Q3 2022 YTD Q3 Stockholders' Equity $ 154,482 $ 181,494 $ 198,013 $ 208,133 $ 204,128 $ 179,154 Intangible Assets (13,641) (12,953) (12,362) (11,867) (11,982) (11,560) Tangible Common Equity $ 140,841 $ 168,541 $ 185,651 $ 196,266 $ 192,146 $ 167,594 Total Assets $ 1,689,227 $ 1,797,536 $ 2,026,439 $ 2,327,306 $ 2,278,692 $ 2,359,621 Intangible Assets (13,641) (12,953) (12,362) (11,867) (11,982) (11,560) Tangible Assets $ 1,675,586 $ 1,784,583 $ 2,014,077 $ 2,315,439 $ 2,266,710 $ 2,348,061 Shares Outstanding 5,577,559 5,900,249 5,903,613 5,718,528 5,724,011 5,644,186 Common Equity to Assets 9.15% 10.10% 9.77% 8.94% 8.96% 7.59 % Tangible Common Equity/Tangible Assets 8.41% 9.44% 9.22% 8.48% 8.48% 7.14% (dollars in thousands, except share data) For the Years Ended Three Months Ended Nine Months Ended 2018 2019 2020 2021 9/30/2021 9/30/2022 9/30/2021 9/30/2022 Net Income (as reported) $ 11,228 $ 15,272 $ 16,136 $ 25,886 $ 6,404 $ 7,580 $ 19,135 $ 20,702 CDI Amortization (net of tax) 572 502 462 370 91 74 284 231 Merger Costs (net of tax) 2,693 — — — — — — — Non-GAAP Operating Net Income $ 14,493 $ 15,774 $ 16,598 $ 26,256 $ 6,495 $ 7,654 $ 19,419 $ 20,933 ROACE 7.53% 9.32% 8.46% 12.65% 12.45% 15.97% 12.53% 14.17 % ROATCE 10.70% 10.47% 9.32% 13.64% 13.41% 17.18% 13.53% 15.25 % Average Common Equity $ 149,128 $ 163,936 $ 190,720 $ 204,643 $ 205,723 $ 189,838 $ 203,597 $ 194,741 Average Tangible Common Equity $ 135,480 $ 150,622 $ 178,048 $ 192,518 $ 193,662 $ 178,215 $ 191,411 $ 183,017

#333E48 #3A7F96 #B4B5B5 #C00000 #BCDBE5 #FF4040 Non-GAAP Reconciliation We believe that pre-tax pre-provision income, which reflects our profitability before income taxes and loan loss provisions, allows investors to better assess our operating income and expenses in relation to our core operating revenue by removing the volatility that is associated with credit provisions and different state income tax rates for comparable institutions. We also believe that during a crisis such as the COVID-19 pandemic, this information is useful as the impact of the pandemic on the loan loss provisions of various institutions will likely vary based on the geography of the communities served by a particular institution. 23 Pre-Tax Pre-Provision ROAA, ROAE and ROATCE (dollars in thousands) For the Years Ended Three Months Ended Nine Months Ended 2018 2019 2020 2021 9/30/2021 9/30/2022 9/30/2021 9/30/2022 Net Income (as reported) $ 11,228 $ 15,272 $ 16,136 $ 25,886 $ 6,404 $ 7,580 $ 19,135 $ 20,702 Provision for Credit Losses and Unfunded Commitments 1,405 2,130 10,700 586 — 700 586 1,570 Income Taxes 4,173 5,665 4,494 8,716 2,158 2,380 6,475 6,882 Non-GAAP PTPP Income $ 16,806 $ 23,067 $ 31,330 $ 35,188 $ 8,562 $ 10,660 $ 26,196 $ 29,154 PTPP ROAA 1.05% 1.32% 1.58% 1.62% 1.57% 1.84% 1.64% 1.68 % PTPP ROACE 11.27% 14.07% 16.43% 17.19% 16.65% 22.46% 17.16% 19.96 % PTPP ROATCE 12.40% 15.31% 17.60% 18.28% 17.68% 23.93% 18.25% 21.24 % Average Assets $ 1,603,393 $ 1,743,448 $ 1,985,275 $ 2,167,859 $ 2,187,989 $ 2,322,315 $ 2,125,596 $ 2,313,887 Average Equity $ 149,128 $ 163,936 $ 190,720 $ 204,643 $ 205,723 $ 189,838 $ 203,597 $ 194,741 Average Tangible Common Equity $ 135,480 $ 150,622 $ 178,048 $ 192,518 $ 193,662 $ 178,215 $ 191,411 $ 183,017

#333E48 #3A7F96 #B4B5B5 #C00000 #BCDBE5 #FF4040 Investor Presentation Third Quarter 2022 24 NASDAQ: TCFC Parent of: